Ameritas Life Insurance Corp.

("Ameritas Life")

Ameritas Variable Separate Account V,

Ameritas Variable Separate Account VA-2,

Carillon Account and Carillon Life Account

(each, a "Separate Account")

Supplement to:

Corporate Benefit VUL, Overture Applause!,

Overture Applause! II, Overture Bravo!, Overture Encore!,

Overture Viva!, and Overture Annuity III-Plus

Prospectuses Dated May 1, 2007

Excel Choice and Executive Edge

Prospectuses Dated November 5, 2007

Protector hVUL and Excel Accumulator

Prospectuses Dated May 1, 2008

Overture Annuity II, Overture Annuity III,

Overture Accent!, and Overture Acclaim!

Prospectuses Dated September 1, 2009

VA I and VA II and VA II SA

Prospectuses Dated December 31, 2009

Advantage VA III

Prospectus Dated May 1, 2012

Overture Medley®

Prospectus Dated May 1, 2016

Overture Ovation!, and Medley!

Prospectuses Dated May 1, 2021

Supplement Dated May 26, 2021

On December 2, 2020, Waddell & Reed Financial, Inc. ("WDR"), the parent company of Ivy Investment Management Company, the investment adviser of the Ivy Funds Complex ("the Ivy Funds"), and Macquarie Management Holdings, Inc., the U.S. holding company for Macquarie Group Limited’s U.S. asset management business ("Macquarie"), announced that they had entered into an agreement whereby Macquarie would acquire the investment management business of WDR (the “Acquisition”). The Acquisition closed on April 30, 2021 (the "Acquisition Date"). The Ivy Funds are now part of Delaware Funds by Macquarie family and are managed by Delaware Management Company and distributed by Delaware Distributors, L.P.

Effective as of the Acquisition Date, all references to Ivy Investment Management Company (Adviser) are replaced with Delaware Management Company ("DMC"), a series of Macquarie Investment Management Business Trust. Also, effective as of the Acquisition Date, DMC has added sub-advisers to each Portfolio Company as reflected in the chart below.

Effective July 1, 2021, the Portfolio Company name is changed as reflected in the "New" portion of the chart below.

IN 2543 05-21

The names of the Portfolio Companies and the Advisers are changed along with each related reference in your Policy prospectus, and the sub-advisers are added. The changes are reflected in the following chart:

Former Portfolio Company and Adviser / Subadviser(s)	New Portfolio Company and Adviser / Subadviser(s)
Ivy VIP Balanced, Class II, Ivy Investment Management Company	Delaware Ivy VIP Balanced, Class II, Delaware Management Company / Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Global Limited, Macquarie Investment Management Austria Kapitalanlage AG, and Macquarie Investment Management Europe Limited

Any instruction or purchase payment that designates a subaccount investing in a legacy Ivy Fund will be deemed to designate the subaccount investing in the same fund whose name will be updated on July 1, 2021 as noted in the table above. For sixty days following the Acquisition Date, you may transfer assets out of the subaccounts investing in the Delaware Funds, and any such transfer will not incur a transfer charge and will not count against the annual free transfer limit.

The Acquisition does not result in any change in the amount of your policy value, or in the dollar value of your investment in the Separate Account. In addition, the Acquisition does not cause any fees or charges under your policy to be greater, it does not alter your rights or our obligations under the policy, and it does not result in any tax liability to you.

All other provisions remain as stated in your Policy and prospectus.

Please retain this Supplement with the current prospectus for your variable Policy with

Ameritas Life Insurance Corp.

If you do not have a current prospectus, please contact Ameritas Life at 800-745-1112.

IN 2543 05-21